Summary Prospectus Supplement	March 15, 2023

Putnam Global Income Trust

Summary Prospectus dated February 28, 2023

Effective March 31, 2023, the section Your fund’s management is replaced in its entirety with the following:

Your fund's management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Michael Salm, Chief Investment Officer, Fixed Income, portfolio manager of the fund since 2007
Norman Boucher, Portfolio Manager, portfolio manager of the fund since 2022
Albert Chan, Head of Portfolio Construction, portfolio manager of the fund since 2020
Robert Davis, Portfolio Manager, portfolio manager of the fund since 2017

Sub-advisor

Putnam Investments Limited*

*Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

333250 - 3/23